Computation for Basic and Diluted Income Per Common Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income -basic	$ 2,254	$ 1,519
Add back: Interest expense on debentures (net of tax)	5,411	4,176
Net income used for diluted earnings per share	$ 7,665	$ 5,695
Basic income per share	$ 0.03	$ 0.03
Diluted income per share	$ 0.03	$ 0.03